SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                         PRINCIPAL INVESTORS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

            PRINCIPAL/WO # 16948: TOUCH-TONE TELEPHONE VOTING SCRIPT
                        "PRINCIPAL INVESTORS FUND, INC."
                         EXPECTED MAIL DATE: xx/xx/2006
                   MEETING DATE: Wednesday, November 22, 2006
                   TEST CONTROL NUMBER (s): 948 99999 001 001

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

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WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
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To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
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WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of the Partners LargeCap Growth Fund."

"Proposal 1: To vote FOR press 1.  To vote AGAINST press 9. To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."      "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1."      "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."      "To enter another vote, press 1 now."
"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."         "To enter another vote, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.

            PRINCIPAL/WO # 16946: TOUCH-TONE TELEPHONE VOTING SCRIPT
                        "PRINCIPAL INVESTORS FUND, INC."
                         EXPECTED MAIL DATE: xx/xx/2006
                         MEETING DATE: December 15, 2006
                   TEST CONTROL NUMBER (s): 946 99999 000 099

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

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WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
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WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of the Principal Investors Fund, Inc."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."
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OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."      "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted AS THE BOARD RECOMMENDED."
"To hear how you have voted, press 1."      "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."      "To enter another vote, press 1 now."
"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."         "To enter another vote, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

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OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1:  To vote FOR ALL nominees, press 1.
        To WITHHOLD from all nominees, press 9.
        To WITHHOLD FROM AN INDIVIDUAL nominee press 0."

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."
"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:
"Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:
"Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

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*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

"Proposal 2:          To vote FOR ALL press 1.
                To vote AGAINST ALL press 9.
               To ABSTAIN ALL press 0."
              "To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #10:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #11:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #12:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #13:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #14:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #15:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #16:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #17:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #18:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #19:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #20:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #21:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #22:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #23:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #24:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

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"Proposal 3:          To vote FOR ALL press 1.
   To vote AGAINST ALL press 9.               To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #10:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #11:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #12:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #13:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #14:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #15:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #16:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #17:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #18:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #19:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #20:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #21:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #22:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #23:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #24:  To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

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"Proposal 4:  To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 5:  To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

"Proposal 6:  To vote FOR press 1. To vote AGAINST press 9. To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."      "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1."      "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."      "To enter another vote, press 1 now."
"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."         "To enter another vote, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.